(NASDAQ: AUXL) July 2007 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the effect of the Company’s expansion of its field force; the issuance of a patent from the pending U.S. application for Testim; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s contracture, Peyronie’s disease, and Frozen Shoulder syndrome; interpretation of market research data; competition within certain markets relevant to the
Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture Xiaflex™ (clostridial collagenase for injection – formerly known as AA4500) at the Company’s Horsham facility; the effect of our corrective actions on the manufacture of Xiaflex; the timing of the resumption of phase
III trials for Xiaflex for the treatment of Dupuytren’s
contracture;
the timing of the phase IIb trials for Xiaflex for the treatment of Peyronie’s disease; competitive developments affecting the Company’s products and product candidates; the success of the Company’s development activities; the Company’s development and operational goals for fiscal 2007; the ability to fund future operations; and the
Company’s expected financial performance during 2007 and financial milestones that it may achieve for 2007, including 2007 net revenues, research and development spending, selling, general and administrative expenses, and net loss.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words
“believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-
looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2006 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007 under the heading “Risk
Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the
SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at
http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Fastest Growing TRT product in the U.S. Company Transforming Pipeline Poised for Growth + =

4 (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
•
Specialty biopharmaceutical company focused on Urologists,
Endocrinologists, Orthopedists and certain PCPs
•
Founded in 1999
•
Headquarters in Malvern, Pa.
–
Manufacturing in Horsham, Pa.
–
approximately 280 employees (~190 commercial, 25 mfg, 45 R&D)
•
Went public in July 2004; recent equity issuance raised approx.
$49.9 million in net proceeds; we believe we have cash to meet anticipated needs into 2009
•
A component of the  NASDAQ BIOTECH INDEX

5 (NASDAQ: AUXL)
Broad Pipeline Maturing in Coming Years
Broad Pipeline Maturing in Coming Years
Note:  Worldwide rights for all products available, except Testim where ex US rights have been licensed.
Xiaflex™ (clostridial collagenase for injection) was formally known as AA4500
5 6
Product
Testim® gel
Approved in U.S.
Europe & Canada
Xiaflex™
Xiaflex™
Xiaflex™
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Market Phase III Phase II Phase I Pre-clinical Late Research
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain

Xiaflex™ (clostridial collagenase for injection) A Company Transforming Opportunity

7 (NASDAQ: AUXL)
Xiaflex –
Xiaflex –
Company Transforming Opportunity
Company Transforming Opportunity
•
3 indications currently licensed from BioSpecifics
Technologies:
–
Dupuytren’s contracture, Peyronie’s disease and Frozen
Shoulder syndrome
–
Options for in-licensing additional indications
•
We believe that Xiaflex has significant commercial potential
–
450,000 potential patients annually in U.S. and EU for
Dupuytren’s & Peyronie’s indications - > $1 Billion opportunity, based on market research and analysis
–
Potential to replace surgery
–
Great fit for Specialty Biopharmaceutical Company
–
Worldwide rights offer options to build company or generate
cash

8 (NASDAQ: AUXL)
Xiaflex for Dupuytren’s
Xiaflex for Dupuytren’s
Contracture
Contracture
•
Collagen accumulation in hand causes affected
fingers to become permanently flexed
Disease description
•
Notice of Allowance with expanded claims
issued in reissue proceeding; Patented through
2014; Orphan Drug Exclusivity for 7 years post
approval
I.P. position
•
Surgery is only approved treatment - expensive
and characterized by numerous complications
Current treatment
•
Expect to resume phase III clinical studies in Q4
2007
Clinical status
•
Caucasian men and women; prevalence highest
among people of northern European descent
Target population
Source: Badalamente, M. et al. J. Hand Surgery, September 2002

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenase + Diluent
Flexor Tendon
Metacarpal

AUXILIUM

9 (NASDAQ: AUXL) Revolutionizing Treatment for Dupuytren’s Contracture Revolutionizing Treatment for Dupuytren’s Contracture Current Treatment Xiaflex Treatment

10 (NASDAQ: AUXL)
MP joint
PIP joint
Clinical Results from Xiaflex Pivotal Study
Clinical Results from Xiaflex Pivotal Study
• 91% success rate for primary endpoint of less
than five degrees of contracture after up to
three injections; 70% success after a single
injection - no placebo response (p<0.001)
• Open label phase of study showed 88%
success for MP joints & 68% success for
more difficult PIP joints after up to three
injections
Source:  Auxilium data
• No serious adverse events reported.  Most commonly reported adverse events were pain and swelling (edema) of the hand at injection site, and post-injection transient, self-limiting swelling in lymphnode area of armpit
• Results consistent with those from phase II study published in The
Journal of Hand Surgery (2002:27A:788-798)

11 (NASDAQ: AUXL)
Dupuytren’s Clinical Plan
Dupuytren’s Clinical Plan
•
Expect to resume phase III pivotal trial in Q4 2007
•
U.S. pivotal phase III trial:
–
Over 200 patients in at least 15 sites
–
Double blind placebo controlled, randomized in 2:1 ratio of
active to placebo
–
Primary endpoint is reduction in contracture to within 0 - 5°
of normal
•
Ex-U.S. placebo controlled study:
–
Approximately 50 patients in several countries, following
protocol similar to US study
•
Open label studies to generate additional safety data

12 (NASDAQ: AUXL)
We believe:
•
There is a pent-up demand for non-surgical therapy
•
Surgeons and patients prefer non-invasive treatment
•
Each patient on average has 2.2 joints which will require
treatment; 49% have contractures in both hands
•
Early data indicates on average 1.4 vials of Xiaflex required per joint
2.2 joints per patient x 1.4 vials per joint = 3.1 vials per patient on average
•
We believe Xiaflex treatment can be priced competitively to
cost of surgery
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity
Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metal 1998; Bodie, J. J. Urol. et al 2003

13 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Dupuytren’s
Dupuytren’s
•
Multiple prevalence data sets proved to be highly variable in numbers of patients
•
Two rounds of quantitative primary research have been
commissioned by Auxilium on Xiaflex for Dupuytren’s
contracture
•
A combined 571 Orthopedic Surgeons have been interviewed to
estimate market size (401 in US; 170 in Europe) and 391 have given feedback on potential usage of Xiaflex (221 US; 170
Europe)
•
Second study (n=444 total & 340 in depth) was designed to
provide 95% confidence level and 7.5% margin of error

14 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~1,030,000
No Prior
Surgery
~540,000
Had Surgery
Previously
~490,000
Watchful
Waiting
~270,000
Medical/
Surgical
Treatment
~270,000
Medical/
Surgical
Treatment
~125,000
Watchful Wait/
In Follow Up
~365,000
Xiaflex
Potential
Candidates
~240,000
240,000 Dupuytren’s Candidates In US & Europe Annually
240,000 Dupuytren’s Candidates In US & Europe Annually
Source: Auxilium research and analysis
~150,000 in US
~ 90,000 in Europe

15 (NASDAQ: AUXL)
Xiaflex Manufacturing Issue
Xiaflex Manufacturing Issue
•
“Meltback” of lyophilized cake was detected -
Temporarily suspended phase III trials December 7,
2006
•
Root cause is excess moisture in vials. Corrective
actions developed and implemented.
•
Multiple production runs completed - moisture levels
consistently at lowest levels experienced
•
Continuing to observe stability of production runs
over multiple stability time points
•
On track to resume phase III clinical trials in Q4 2007

16 (NASDAQ: AUXL)
Xiaflex for Peyronie’s Disease
Xiaflex for Peyronie’s Disease
• Patented through 2019
• Orphan Drug exclusivity for 7 years post approval
I.P.  position
• Treated by urologists
• Lacks good treatment options
– PABA, Vitamin E, Verapamil ineffective
– Surgery may shorten penis; cause scarring
• Unmet need for non-surgical treatment
Current treatment
• Phase II data showed efficacy and tolerability
• Local effects / tolerability pre-clinical study outside of plaque requested by FDA – animal study started
• Phase IIb dose ranging expected in Q1 / Q2 2008
Clinical status
• Affects men predominantly over 50 Target population
• Plaque or hard scar area on the penis
• Deformity of the penis during erection precludes
intercourse
Disease description
Source: Mulhall, J. et al, June 2004

17 (NASDAQ: AUXL)
•
Highly motivated patients
•
Phase IIa data used up to 9 injections of Xiaflex;
phase IIb will determine the dosing regimen and
validate a Patient Reported Outcomes questionnaire
to be used in phase III
•
We believe Xiaflex treatment can be priced
competitively to cost of surgery
Commercial Potential Also High for Peyronie’s
Commercial Potential Also High for Peyronie’s

18 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Peyronie’s
Peyronie’s
•
Two rounds of quantitative primary research have
been commissioned by Auxilium on Xiaflex for
Peyronie’s disease
•
A combined 575 Urologists have been interviewed to
estimate market size (415 in US; 160 in Europe) and
383 have given feedback on potential usage of
AA4500 (223 US; 160 Europe)
•
Second study (n=472 total & 333 in depth) was
designed to provide 95% confidence level and 7.5%
margin of error

19 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~475,000
Surgery Not
Recommended
~365,000
Watchful
Waiting
~160,000
Medical or
Intralesional
Therapy
~205,000
Surgery
Recommended
~110,000
Xiaflex
Potential
Candidates
~210,000
210,000 Peyronie’s Candidates In US and Europe Annually
210,000 Peyronie’s Candidates In US and Europe Annually
Source: Auxilium research
~135,000 in US
~ 75,000 in Europe

20 (NASDAQ: AUXL)
Xiaflex for Frozen Shoulder Syndrome
Xiaflex for Frozen Shoulder Syndrome
•
Arthroscopic procedure or surgery Current treatment
•
Phase IIa complete
•
Data showed efficacy and tolerability
•
Additional studies needed to assess optimal
dose and dosing regimen
Clinical status
•
Estimated 3% of people develop frozen shoulder
syndrome over their lifetime
– Higher incidence among patients with diabetes (10-
20%) vs general population (2-5%)
– Higher incidence among patients with insulin-
dependent diabetes (36%), with increased frequency
of bilateral shoulder involvement
•
Most common in patients between 45 – 70 yrs
Target population
•
Diminished shoulder motion, characterized by
restriction in active and passive range of motion
Disease description
Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

Testim 1% CIII
(testosterone gel)
AUXILIUM

AUXILIUM

22 (NASDAQ: AUXL)
Testim
Testim
®
®
is Fastest Growing TRT Gel
is Fastest Growing TRT Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Favorable clinical and
commercial profile
• Comparative studies support advantages
• BX rated to Androgel
• Cost-effective and convenient
• Broad prescription coverage
• Growing prescriber loyalty

23 (NASDAQ: AUXL)
Male Hypogonadism (Testosterone Deficiency) Overview
Male Hypogonadism (Testosterone Deficiency) Overview
•
Recent study indicates 39% of U.S. males over 45 yrs are
hypogonadal
–
We estimate that less than 10% of affected population receives treatment
•
Diagnosis increasing through education and awareness
Signs/symptoms – Brain Function
Libido and erections
Energy and vigor
Cognitive function
Sleep quality
Irritability and depressed mood
Signs/symptoms – Body Composition
Muscle mass and strength
Bone mineral density
Male hair density and skin thickness
Fat mass – abdominal obesity
Source: Mulligan T. et al. Int J. Clin Pract
2006

24 (NASDAQ: AUXL)
Clinical
Clinical
Results
Results
Show
Show
Testim
Testim
®
®
Changes Body Composition
Improves Sexual Activity
•
Sexual Activity 59%
•
Statistically significant
increases in sexual desire
•
Lean Body Mass          4.8 lbs
•
Fat Mass 4.0 lbs
•
Bone Mineral Density   2.6%
12-month study Placebo-controlled study, 90-day results
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

25 (NASDAQ: AUXL)
Patient Benefits are Clinically Proven
Patient Benefits are Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
16 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)

26 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
Gel Patch Oral Injectables
$35
$117
$200
$287
$340
$383
$449
0
100
200
300
400
500
600
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
$459
$399
$302
$210
$77
$59
$49
$499
$118
$568
Gel Segment
FY 2006
Y/Y Growth:
+17%
Gel Segment Gel Segment
FY 2006 FY 2006
Y/Y Growth: Y/Y Growth:
+17%

Net Revenues ($ in mil)
Total RXs (000's)
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107

AUXILIUM

27 (NASDAQ: AUXL)
$-
$5
$10
$15
$20
$25
0
10
20
30
40
50
60
70
80
90
100
Net Revs TRX
Testim
® ®
quarterly net revenues and scripts
($ in millions)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
Q1 2007 Net
Revenues
Y/Y Growth:
+35%*
Q1 2007 Net Q1 2007 Net
Revenues Revenues
Y/Y Growth: Y/Y Growth:
+35%*
* Excluding $1.2 million one-
time recognition in Q1 2006.
Q1 2007 TRX
Y/Y Growth:
+38%
Q1 2007 TRX Q1 2007 TRX
Y/Y Growth: Y/Y Growth:
+38%
Source: Auxilium and IMS data

28 (NASDAQ: AUXL)
Testim
Testim
®
®
Driving Growth in Market
Driving Growth in Market
Source: IMS data – NGPS Feb 07
Testim
®
Share of TRx of Gel Market
Strong market share with targeted high-prescribing urologists;
35.8% gel market share in May 2007
1.0%
19.8%
0%
5%
10%
15%
20%
25%
Mar-03
May-07

29 (NASDAQ: AUXL)
•
Paragraph IV challenges to AndroGel
Settled – No generic until 2015
•
Testim
®
patent coverage
–
Current Testim ® patent expires in June 2008
–
New patent issued in Canada; expires 2023
–
In European application, EPO allowed all
claims and Bentley approved; expected to
issue any day; will expire 2023
Patent Status
Patent Status

30 (NASDAQ: AUXL)
Testim U.S. Patent Application
Testim U.S. Patent Application
•
Patent application filed in April 2003
•
USPTO issued non-final action in February 2007
•
Response to USPTO non-final action submitted in
April
•
Constructive dialogue taking place with Examiner
•
Expect patent to issue in late 2007/early 2008
•
Will expire in 2023, if granted; potential for
extension of term of approx. 26 months (~June
2025)

Financials

32 (NASDAQ: AUXL)
June Financing Raised $49.9 Million
June Financing Raised $49.9 Million
• Completed sale of 3.7 million common shares
(~10.1% of shares outstanding pre-offering)
• Transaction priced at $14.50 per share
• Resulted in net proceeds of ~$49.9 million
• We believe we have cash to meet anticipated
needs into 2009

33 (NASDAQ: AUXL)
2007
Q1 ’07 Guidance
Revenues $18.4 $88-92
R&D Expense $8.7 $38-42
SG&A Expense $17.2 $74-77
Net Loss $11.9 $40-44
Stock – Based
Comp Expense $1.2 $7-9
Cash & short term investments * $43.5
* Does not reflect June 2007 equity offering of $49.9 million
2007 Financial Results and Guidance
2007 Financial Results and Guidance

34 (NASDAQ: AUXL)
Strategic Priorities
Strategic Priorities
•
Continue Development of Xiaflex:
–
Resume phase III Dupuytren’s trials in Q4 2007
–
Complete BLA batches for Xiaflex in Horsham facility
–
Continue market research activities; prepare commercial team
–
Continue development of Xiaflex in Peyronie’s Disease and Frozen
Shoulder Syndrome indications
•
Continue Driving Testim Growth
•
Implement infrastructure and processes to allow for rapid
growth

Fastest Growing TRT product in the U.S. Company Transforming Pipeline Poised for Growth + =